EXHIBIT 32

                           SECTION 1350 CERTIFICATION

To our knowledge, the undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           By: /s/ Thomas A. Vann
                                               ---------------------------------
                                                   Thomas A. Vann
                                                   President and
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)



                                           By: /s/ William L. Wall
                                               ---------------------------------
                                                   William L. Wall
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


                                           Date: August 4, 2005